PIMCO Equity Series VIT (the “Trust”)

Supplement dated December 21, 2017 to the

Administrative Class Prospectus, Institutional Class Prospectus and Advisor Class Prospectus, each dated April 28, 2017, each as supplemented from time to time (the “Prospectuses”),

and to the Statement of Additional Information dated April 28, 2017,

as supplemented from time to time (the “SAI”)

The Trust’s transfer agent is Boston Financial Data Services, Inc. Effective January 1, 2018, the legal entity name of Boston Financial Data Services, Inc. will change to DST Asset Manager Solutions, Inc. Therefore, effective January 1, 2018, all references in the Prospectuses and SAI to Boston Financial Data Services, Inc. are deleted and replaced with DST Asset Manager Solutions, Inc.

Investors Should Retain This Supplement For Future Reference

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